Revised 3/1/2005


                                                       Exhibit n under Form N-1A
                                              Exhibit 99 under Item 601/Reg. S-K



                             CLASS B SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder
services  and  receive  a  shareholder  service  fee  for  their  services.   In
consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fee sand fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    Up to 5.5% of the share price at the time of
Sales Charge ("CDSC")  purchase or redemption, whichever is lower
Shareholder Service    Up to 25 basis points (0.25%) of the average daily
Fee                    net asset value
12b-1 Fee              Up to 75 basis points (0.75%) of the average daily
                       net asset value
Redemption Fee         As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class B Shares as described in Section 3 of the Plan


2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: After Class B Shares have been held for eight years from the date of purchase, they will automatically
                   convert into Class A Shares on or about the last day
                   of the following month
Exchange           Class B Shares may be exchanged for Class B Shares of
Privilege:         any other Fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

   (A)BASIC CDSC SCHEDULE

------------------------------------------
Shares Held Up to:   Have A CDSC Of:
To:
------------------------------------------
------------------------------------------
       1 year               5.50 %
------------------------------------------
------------------------------------------
      2 years               4.75 %
------------------------------------------
------------------------------------------
      3 years               4.00 %
------------------------------------------
------------------------------------------
      4 years               3.00 %
------------------------------------------
------------------------------------------
      5 years               2.00 %
------------------------------------------
------------------------------------------
      6 years               1.00 %
------------------------------------------
------------------------------------------
      7 years               0.00 %
------------------------------------------
------------------------------------------
      8 years        Convert to Class A
                     Shares
------------------------------------------


   (B)WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:



|X|   following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

|X|   representing minimum required distributions from an Individual Retirement
         Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X|   of Shares that were reinvested within 120 days of a previous redemption;

|X|   of Shares held by the Directors, Trustees, employees, and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X| of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|  of shares purchased with reinvested dividends or capital gains;

|X| imposed by the Fund when it closes an account for not meeting minimum balance requirements; and

|X| of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

   (C) SYSTEMATIC WITHDRAWAL PROGRAM

Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.



4. REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code.


                                 SCHEDULE OF FUNDS
                              OFFERING CLASS B SHARES



The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated American Leaders Fund,                                  0.75%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Funds            Federated Capital               0.75%      None
                                  Appreciation Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Fund         0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Small Cap    0.75%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Large Cap Growth      0.75%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Market Opportunity    0.75%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Mid-Cap Growth        0.75%      None
                                  Strategies Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Technology Fund       0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Income Fund,                                     0.75%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Strategic Income      0.75%      None
Securities, Inc.                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Government Income                                       0.75%      None
Securities, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated High Income Bond Fund,                                  0.75%      2% on
Inc.                                                                        shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 90
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Fund for U.S.         0.75%      None
                                  Government Securities
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Capital Income Fund   0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Muni and Stock        0.75%      None
                                  Advantage Fund
--------------------------------------------------------------------------------------

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated International Series,   Federated International Bond    0.75%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International         0.75%      2% on
                                  Equity Fund                               shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Investment Series       Federated Bond Fund             0.75%      None
Funds, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal High Yield                                    0.75%      None
Advantage Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities                                    0.75%      None
Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities    Federated California            0.75%      None
Income Trust                      Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated New York Municipal    0.75%      None
                                  Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Pennsylvania          0.75%      None
                                  Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Stock and Bond Fund,                                    0.75%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Total Return Series,    Federated Total Return Bond     0.75%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated World Investment        Federated Global Equity Fund    0.75%      2% on
Series, Inc.                                                                shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International         0.75%      2% on
                                  Capital Appreciation Fund                 shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International High    0.75%      None
                                  Income Fund
--------------------------------------------------------------------------------------

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Small   0.75%      2% on
                                  Company Fund                              shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Value   0.75%      2% on
                                  Fund                                      shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Money Market Obligations Trust    Liberty U.S. Government Money   0.75%      None
                                  Market Trust
--------------------------------------------------------------------------------------


